COMMON STOCK	12 Months Ended
Sep. 30, 2014
Notes to Financial Statements
NOTE 9. COMMON STOCK

The Company is authorized to issue up to 250,000,000 shares of Common Stock. As of September 30, 2014, there were 89,036,000 shares of Common Stock issued and outstanding, with a stated par value of $0.0001 per share.

For the year ended September 30, 2012, the Company issued 300,000 shares of Common Stock to Dr. William Gannon under a private placement subscription, 1,060,000 shares of Common Stock were cancelled pursuant to an out of court settlement agreement with 2 former scientists. The Company also issued 70,000,000 shares of Common Stock for the acquisition of UMeLook Holdings Limited. During the year ended September 30, 2011, the Company issued 1,300,000 shares of Common Stock to Dr. Ford Moore, Dr. David Milroy, and Mr. Paul Dowell as private placement subscription.

Net loss per share of Common Stock is not based on diluted shares since the effect would be anti-dilutive. The Company has warrants outstanding to purchase 948,030 shares of Common Stock and 14,750,000 options outstanding to purchase shares of Common Stock as at September 30, 2013. On a fully diluted basis there would be 104,734,030 shares of Common Stock issued and outstanding if all warrants and all options were to be exercised. Refer to Notes 12 and 13 respectively for more details on options and warrants. (As at September 30, 2012 and 2011 there would have been 90,544,030 and 22,253,039 shares outstanding on a diluted basis respectively if all outstanding warrants and options were exercised).